Household Consumer Loan Trust, Series 1997-1 Deposit Trust Calculations
Previous Due Period Ending	Feb 28, 2003
Current Due Period Ending	Mar 31, 2003
Prior Distribution Date	Mar 14, 2003
Distribution Date	Apr 14, 2003

Beginning Trust Principal Receivables	3,296,251,714.91
Average Principal Receivables	3,746,630,002.67
FC&A Collections (Includes Recoveries)	59,142,735.00
Principal Collections	101,524,498.98
Additional Balances	38,415,324.62
Net Principal Collections	63,109,174.36
Defaulted Amount	30,012,116.20
Miscellaneous Payments	0.00
Principal Recoveries	1,091,564.00

Beginning Participation Invested Amount	129,358,663.47
Beginning Participation Unpaid Principal Balance	129,358,663.47
Ending Participation Invested Amount	122,071,000.82
Ending Participation Unpaid Principal Balance	122,071,000.82

Accelerated Amortization Date	Feb 28, 2002
Is it the Accelerated Amortization Period? 0=No	1

OC Balance as % of Beginning Participation Invested Amount (3 month average)	10.004%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%)	0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation	129,358,663.47
Numerator for Fixed Allocation	230,701,441.85
Denominator - Max(Sum of Numerators, Principal Receivables)	3,746,630,002.67
Applicable Allocation Percentage	3.4527%
Investor FC&A Collections	2,042,001.79

Series Participation Interest Default Amount
Numerator for Floating Allocation	129,358,663.47
Denominator - Max(Sum of Numerators, Principal Receivables)	3,746,630,002.67
Floating Allocation Percentage	3.4527%
Series Participation Interest Default Amount	1,036,218.48

Principal Allocation Components
Numerator for Floating Allocation	129,358,663.47
Numerator for Fixed Allocation	230,701,441.85
Denominator - Max(Sum of Numerators, Principal Receivables)	3,746,630,002.67

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]	2.7500%
(b) Prime Rate minus 1.50%	2.7500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount	1.5947%
(d) Series Participation Interest Unpaid Principal Balance	129,358,663.47
(e) Actual days in the Interest Period	31
Series Participation Monthly Interest, [a*d*e]	306,328.50

Series Participation Interest Interest Shortfall	0.00
Previous Series Participation Interest Interest Shortfall	0.00

Additional Interest	0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]	7,287,662.65

(a) Investor Principal Collections, [Max(b,h) or e]	6,251,444.17
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]	2,178,949.73
(c) Floating Allocation Percentage	3.4527%
(d) Net Principal Collections	63,109,174.36
(e) after Accelerated Amort Date or Early Amort Period, [f*g]	6,251,444.17
(f) Fixed Allocation Percentage	6.1576%
(g) Collections of Principal	101,524,498.98

(h) Minimum Principal Amount, [Min(i,l)]	1,809,672.12
(i) Floating Allocation Percentage of Principal Collections	3,505,303.03
(j) 2.2% of the Series Participation Interest Invested Amount	2,845,890.60
(k) Series Participation Interest Net Default Payment Amount	1,036,218.48
(l) the excess of (j) over (k)	1,809,672.12

(m) Series Participation Interest Net Default Payment Amount	1,036,218.48

(n) Optional Repurchase Amount (principal only) at Sec. 9	0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]	2,042,001.79
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]	0.00
plus any unpaid Series Servicing Fee of other than HFC	0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]	306,328.50
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]	0.00
Additional Interest [Sec. 4.11(a)(ii)]	0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]	1,036,218.48
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]	0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]	215,597.77
Excess [Sec. 4.11(a)(vi)]	483,857.04

Series Participation Investor Charge Off [Sec. 4.12(a)]	0.00

Seller's Interest	1,778,567,682.45